Exhibit 99.1

MONEYGRAM ADOPTS TAX BENEFITS PRESERVATION PLAN
TO PROTECT TAX ATTRIBUTES
DALLAS, July 28, 2020 — MoneyGram International, Inc. (NASDAQ: MGI) (“MoneyGram” or the “Company”), a global leader in cross-border P2P payments and money transfers, announced today that its Board of Directors (the “Board”) has adopted a Tax Benefits Preservation Plan (the “Plan”) designed to protect and preserve the Company’s existing U.S. federal net operating loss carryforwards (“NOLs”), U.S. federal tax credit carryforwards and other tax attributes (collectively, the “Tax Attributes”), which can potentially be utilized in certain circumstances to offset the Company’s future U.S. federal income tax obligations. As of December 31, 2019, the Company had estimated U.S. federal NOLs of approximately $45.4 million that could be available to offset its future U.S. federal taxable income. In addition, as of December 31, 2019, the Company had estimated U.S. federal tax credit carryforwards of approximately $12.9 million that could be available to reduce its U.S. federal income tax.
The Board adopted the Plan to protect the Company’s Tax Attributes from potentially decreasing in value upon certain ownership changes involving “5% shareholders,” as defined under Section 382 of the Internal Revenue Code (the “Code”). The Plan is similar to tax benefit preservation plans adopted by other publicly-held companies with NOLs or other tax attributes that they wish to preserve and has a limited duration of three years.
The Company’s ability to use its Tax Attributes would be substantially limited if it were to experience an “ownership change,” as defined under Section 382 of the Code. A corporation generally will experience an ownership change if the percentage of the corporation’s stock owned by one or more 5% shareholders increases by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. The Plan reduces the likelihood that changes in the Company’s investor base would limit the Company’s future use of its Tax Attributes, which could permanently impair the value of such Tax Attributes. The Company believes that no ownership change under Section 382 has occurred as of the date of this press release.
To implement the Plan, the Board declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock. The Rights will be issued to stockholders of record at the close of business on August 7, 2020 pursuant to the Tax Benefits Preservation Plan (the “Rights Agreement”) dated July 28, 2020, by and between the Company and Equiniti Trust Company, as Rights Agent. The Rights will be exercisable if a person or group of persons acquires 4.95% or more of the Company Stock (as defined in the Rights Agreement to include outstanding Company common stock, the Series D Participating Convertible Preferred, the Second Lien Warrants and the Ripple Warrants). The Rights will also be exercisable if a person or group of persons that already owns 4.95% or more of the Company Stock acquires an additional share (other than as a result of a dividend or a stock split). Existing stockholders that beneficially own in excess of 4.95% of the Company Stock will be “grandfathered in” at their current ownership level. If the Rights become exercisable, all holders of Rights, other than the person or group of persons triggering the Rights, will be entitled to purchase shares of the Company’s common stock at a 50% discount. Rights held by the person or group of persons triggering the Rights will become void and will not be exercisable.
The distribution of the Rights should not be taxable to the Company’s stockholders. The Rights will trade with the Company’s common stock and will expire at the close of business on July 28, 2023. The Rights will expire under other circumstances as described in the Rights Agreement, including on the date set by the Board following a determination that the Plan is no longer necessary or desirable for the preservation of the Tax Attributes or no Tax Attributes are available to be carried forward or are otherwise available. The Board may terminate the Plan prior to the time the Rights are triggered or may redeem the Rights prior to the Distribution Date, as defined in the Rights Agreement.

Additional information with respect to the Plan and the related Rights will be contained in a Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission (“SEC”). The Rights issued in the Plan are issued pursuant to the Rights Agreement, a copy of which will be filed as an exhibit to the Current Report on Form 8-K. For more information regarding the Company’s Tax Attributes, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
About MoneyGram International, Inc.
MoneyGram is a global leader in cross-border P2P payments and money transfers. Its consumer-centric capabilities enable family and friends to quickly and affordably send money in more than 200 countries and territories, with over 70 countries now digitally enabled.
MoneyGram leverages its modern, mobile, and API-driven platform and collaborates with the world's leading brands to serve millions of people each year through both its walk-in business and its direct-to-consumer digital business.
With a strong culture of innovation and a relentless focus on utilizing technology to deliver the world's best customer experience, MoneyGram is leading the evolution of digital P2P payments.
For more information, please visit MoneyGram.com and follow @MoneyGram.
Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company's results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements.
These risks and uncertainties include, but are not limited to:
•the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for work stoppages, lockdowns, shelter-in-place, or restricted movement guidelines, service delays, lower consumer and commercial activity;
•our ability to compete effectively;
•our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise;
•our ability to manage fraud risks from consumers or agents;
•the ability of us and our agents to comply with U.S. and international laws and regulations;
•litigation or investigations involving us or our agents;
•uncertainties relating to compliance with the Amendment to and Extension of Deferred Prosecution Agreement (the “Amended DPA”) entered into with the U.S. federal government and the effect of the Amended DPA on our reputation and business and our ability to make payments required under the Amended DPA;

•regulations addressing consumer privacy, data use and security;
•our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes;
•our ability to manage risks associated with our international sales and operations;
•our offering of money transfer services through agents in regions that are politically volatile;
•changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events;
•our substantial debt service obligations, significant debt covenant requirements and credit ratings;
•major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions;
•the ability of us and our agents to maintain adequate banking relationships;
•a security or privacy breach in systems, networks or databases on which we rely and disruptions to our computer network systems and data centers;
•weakness in economic conditions, in both the U.S. and global markets;
•a significant change, material slow down or complete disruption of international migration patterns;
•the financial health of certain European countries or the secession of a country from the European Union;
•our ability to manage credit risks from our agents and official check financial institution consumers;
•our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others;
•our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses;
•any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business;
•our capital structure;
•and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the SEC, including MoneyGram’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q filed thereafter.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s website at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.
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